UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2025

Advanced Energy Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26966	84-0846841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1595 Wynkoop Street, Suite 800, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(970) 407-6626

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AEIS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its 2025 Annual Meeting of Stockholders on Thursday, April 24, 2025, to vote on three proposals. The following matters as set forth in the Proxy Statement were voted upon with the results indicated below.

1.	Election of ten (10) directors.

The following ten nominees were elected to serve as directors of the Company, with the following votes tabulated:

Director	For	Withhold	Broker Non-Vote
Grant H. Beard	34,806,110	346,846	1,356,415
Frederick A. Ball	33,424,244	1,728,712	1,356,415
Anne T. DelSanto	34,356,346	796,610	1,356,415
Tina M. Donikowski	33,502,396	1,650,560	1,356,415
Ronald C. Foster	34,808,251	344,705	1,356,415
Stephen D. Kelley	34,801,964	350,992	1,356,415
Lanesha T. Minnix	34,426,846	726,110	1,356,415
David W. Reed	34,874,103	278,853	1,356,415
John A. Roush	33,338,720	1,814,236	1,356,415
Brian M. Shirley	34,903,284	249,672	1,356,415

Each director has been elected to serve until the 2026 Annual Meeting of Stockholders, or until his or her successor has been elected and qualified or until such director’s earlier resignation or removal.

2.	Ratification of the appointment of Ernst & Young LLP as Advanced Energy’s independent registered public accounting firm for 2025.

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2025 was ratified, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
36,474,930	30,827	3,614	—

3.	Advisory approval on the compensation of Advanced Energy’s named executive officers.

The advisory approval of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
30,220,971	4,920,913	11,072	1,356,415

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED ENERGY INDUSTRIES, INC.

/s/ Elizabeth K. Vonne
Date: April 25, 2025	Elizabeth K. Vonne
Executive Vice President, General Counsel & Corporate Secretary